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                                                                 EXHIBIT 11(a)


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors
AIM Summit Fund, Inc.

We consent to the use of our report on AIM Summit Fund, Inc. dated December 8, 1995 included herein.


                                                      /s/ KPMG Peat Marwick LLP

                                                      KPMG Peat Marwick LLP


Houston, Texas
February 16, 1996